Dreyfus Diversified International Fund

Prospectus March 1, 2014 As Revised March 17, 2014

Class	Ticker
A	DFPAX
C	DFPCX
I	DFPIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	6
Investment Risks	13
Management	16
Shareholder Guide

Choosing a Share Class	18
Buying and Selling Shares	21
General Policies	23
Distributions and Taxes	25
Services for Fund Investors	25
Financial Highlights	27
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 16 of this prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	None*	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	none	none	none
Distribution (12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)	.40	.88	.04
Acquired fund (underlying funds) fees and expenses+	.99	.99	.99
Total annual fund and acquired funds operating expenses	1.39	2.62	1.03
Fee waiver and/or expense reimbursement**	(.09)	(.57)	-
Total annual fund and acquired funds operating expenses (after fee waiver and/or expense reimbursement)	1.30	2.05	1.03

+Acquired fund fees and expenses are incurred indirectly by the fund as a result of its investments in underlying funds.

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

**The fund’s investment adviser,  The Dreyfus Corporation, has contractually agreed, until March 1, 2015, to assume the expenses of the fund so that the total annual fund and underlying funds operating expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05%. On or after March 1, 2015, The Dreyfus Corporation may terminate this limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five-, and ten-years examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$700	$981	$1,284	$2,140
Class C	$308	$760	$1,339	$2,912
Class I	$105	$328	$569	$1,259

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You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$700	$981	$1,284	$2,140
Class C	$208	$760	$1,339	$2,912
Class I	$105	$328	$569	$1,259

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 10.28% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally allocates its assets among other mutual funds advised by The Dreyfus Corporation or its affiliates, referred to as underlying funds, that invest primarily in stocks issued by foreign companies. Foreign companies are those companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States. The fund is designed to provide diversification within the international asset class by investing the majority of its assets in the underlying funds. The underlying funds are selected by the Dreyfus Investment Committee based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The Dreyfus Corporation seeks to diversify the fund's investments in terms of market capitalization (by including underlying funds that focus on investing in large, mid or small cap companies), by investment style (by including underlying funds that focus on growth or value stocks) and by geographic region (by including underlying funds that focus on developed or emerging markets).

The Dreyfus Investment Committee determines the underlying funds. The underlying funds and the fund's ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the underlying funds as of the date of this prospectus were as follows:

Underlying Funds	Ranges
Dreyfus International Equity Fund	0% to 40%
International Stock Fund	0% to 40%
Dreyfus International Value Fund	0% to 40%
Dreyfus/Newton International Equity Fund	0% to 40%
Dreyfus Global Emerging Markets Fund	0% to 20%
Dreyfus Emerging Markets Fund	0% to 20%
Dreyfus Emerging Asia Fund	0% to 10%
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

An investment in the fund is subject to the following principal risks:

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the Dreyfus Investment Committee to allocate effectively the fund's assets among the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal. The underlying funds may not achieve their investment objectives, and their performance may be lower than that of the overall performance of the international asset class. The fund typically invests in a number of different underlying funds; however, to the extent the fund invests a significant portion of its assets in a single underlying fund, the fund will be more sensitive to the risks associated with that underlying fund and any investments in which that underlying fund concentrates.

• Conflicts of interest risk. The fund's investment adviser, The Dreyfus Corporation, or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its

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fiduciary duty to the fund and the underlying funds. In addition, the Dreyfus Investment Committee recommends asset allocations among the underlying funds, each of which pays advisory fees at different rates to The Dreyfus Corporation or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

The fund is subject to the same principal risks as the underlying funds in which it invests, which are summarized below. For more information regarding these and other risks of the underlying funds, see the prospectus for the specific underlying fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price. In particular, countries with emerging markets may have relatively unstable governments, may present the risk of sudden adverse government or regulatory action and even nationalization of businesses, may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.

• Frontier market risk. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid-, or large-cap stocks, it will assume the associated risks. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Other investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securites, particularly those of issuers located in emerging markets, tend to have greater exposure to liqudity risk than those of domestic securities.

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Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q2, 2009: 21.26% Worst Quarter Q3, 2011: -19.89%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/13)
Class	1 Year	5 Years	Since Inception (12/18/07)
Class A returns before taxes	9.07%	10.14%	-.13%
Class A returns after taxes on distributions	8.94%	9.85%	-.44%
Class A returns after taxes on distributions and sale of fund shares	5.58%	8.77%	-.19%
Class C returns before taxes	13.80%	10.60%	.09%
Class I returns before taxes	15.98%	11.69%	1.08%
Morgan Stanley Capital International EAFE® Index reflects no deduction for fees, expenses or taxes	22.78%	12.44%	.29%*
*For comparative purposes, the value of the index on December 31, 2007 is used as the beginning value on December 18, 2007.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). Investment allocation decisions for the fund are made by the Dreyfus Investment Committee, which currently is comprised of Richard B. Hoey, Chief Economist of Dreyfus and The Bank of New York Mellon Corporation, and Keith L. Stransky, CFA, Chief Investment Officer (traditional) and Senior Portfolio Manager for EACM Advisors LLC, an affiliate of Dreyfus. Mr. Hoey, as a member of the Dreyfus Investment Committee, has managed the fund since the fund's inception in 2007. Mr. Stransky, as a member of the Dreyfus Investment Committee, has managed the fund with Mr. Hoey since July 2009.

Purchase and Sale of Fund Shares

In general, for each share class the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

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Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Details

Goal and Approach

The fund seeks long-term capital appreciation. The fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the fund's outstanding voting shares. To pursue its goal, the fund normally allocates its assets among other mutual funds advised by Dreyfus or its affiliates, referred to as underlying funds, which invest primarily in stocks issued by foreign companies. Foreign companies are those companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States. The fund is designed to provide diversification within the international asset class by investing the majority of its assets in the underlying funds. The underlying funds are selected by the Dreyfus Investment Committee based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. Dreyfus seeks to diversify the fund's investments in terms of market capitalization (by including underlying funds that focus on investing in large, mid or small cap companies), by investment style (by including underlying funds that focus on growth or value stocks) and by geographic region (by including underlying funds that focus on developed or emerging markets).

The Dreyfus Investment Committee determines the underlying funds. The underlying funds and the fund's ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the underlying funds as of the date of this prospectus were as follows:

Underlying Funds	Ranges
Dreyfus International Equity Fund	0% to 40%
International Stock Fund	0% to 40%
Dreyfus International Value Fund	0% to 40%
Dreyfus/Newton International Equity Fund	0% to 40%
Dreyfus Global Emerging Markets Fund	0% to 20%
Dreyfus Emerging Markets Fund	0% to 20%
Dreyfus Emerging Asia Fund	0% to 10%

The underlying funds have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. A portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The Dreyfus Investment Committee will rebalance the fund's investments in the underlying funds at least annually, but may do so more often in response to market conditions. Any changes to the underlying funds or allocation weightings may be implemented over a reasonable period of time so as to minimize disruptive effects and added costs to the underlying funds. The Dreyfus Investment Committee has the discretion to change the underlying funds as well as add additional funds or asset classes when the committee deems it necessary. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load.

The fund will not invest more than 25% of its investable assets in the aggregate in Dreyfus Emerging Markets Fund, Dreyfus Global Emerging Markets Fund and Dreyfus Emerging Asia Fund.

Description of the Underlying Funds

The fund pursues its goal by investing in a mix of underlying funds, which in turn may invest directly in securities as described below. Although the fund has no intention of investing directly in securities, it is permitted to so invest.

Dreyfus International Equity Fund

The fund seeks long-term growth of capital. This objective may be changed by the fund's board, upon 60 day's prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that are located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and Canada. The fund invests principally in common stocks, but its equity investments also may include preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs) or shortly thereafter. The fund also may invest up

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to 20% of its net assets in high grade fixed-income securities (i.e., rated A or better or the unrated equivalent) of any maturity or duration.

The fund intends to invest in a broad range of (and in any case at least five different) countries. The fund is not required to invest in every country represented in, or to match the country weightings of, the MSCI EAFE Index. The MSCI EAFE Index is a free float adjusted, market capitalization weighted index designed to measure the performance of publicly-traded stocks issued by companies in developed markets, excluding the United States and Canada. The fund may invest up to 20% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

The fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. The portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The portfolio managers consider:

• Stock selection. The portfolio managers use proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.

• Country allocations. The portfolio managers seek to allocate country weights generally in accordance with the MSCI EAFE Index, but deviations from the MSCI EAFE Index country weightings may occur.

• Sector and industry allocations. The portfolio managers group stocks into micro-universes of similar companies within each country to facilitate comparisons. The portfolio managers use the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index.

The fund's stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend. As of December 31, 2013, the MSCI EAFE Index consisted of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The portfolio managers typically sell a security when the fund's computer modeling techniques no longer rank the security favorably within its sector. The portfolio managers also generally will sell securities when they believe that there has been a negative change in the company's fundamentals, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage currency risk or as part of a hedging strategy.

The fund's investment adviser is The Boston Company Asset Management, LLC, an affiliate of Dreyfus.

International Stock Fund

The fund seeks long-term total return. This objective may be changed by the fund's board, upon 60 day's prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund normally invests primarily in foreign companies located in the developed markets. Examples of "developed markets" are Canada, Japan, Australia, Hong Kong and Western Europe. Foreign companies are companies: (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States. The fund ordinarily invests in at least three countries and is not geographically limited in its investment selection but, at times, may invest a substantial portion of its assets in a single foreign country. The fund may invest in the securities of companies of any market capitalization. The fund invests principally in common stocks, but its stock investments also may include preferred stocks, convertible securities and warrants.

The fund's sub-investment adviser, Walter Scott & Partners Limited (Walter Scott), seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund's portfolio from the bottom up through extensive fundamental research.

The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. For these companies, Walter Scott restates the company's income statement, flow of funds, and balance sheet to a cash basis. This analysis assists Walter Scott in identifying the nature of the operating margin, working capital management and the profitability and the financing model of the company. Core to the analysis is thorough understanding of the cash generating strengths of a company and

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thereby a company's ability to achieve self-financed growth so far as possible. If a company passes Walter Scott's more stringent financial criteria, Walter Scott then conducts a detailed investigation of the company's products, cost and pricing, competition and industry position and outlook. Walter Scott will also typically meet with senior management of a company as part of the research process. The objective underlying all aspects of this extensive process is to understand whether the company has the ability to generate sustained growth in the future. In assessing the valuation of an individual stock Walter Scott uses various valuation measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book. The investment team collectively reviews and selects those stocks that meet Walter Scott's criteria and where the expected growth rate is combined with a reasonable valuation for the underlying equity. A buy proposal requires the backing of the broad investment team while a sell decision requires only one dissenting voice.

Geographic and sector allocations are results of, not part of, the investment process because the investment team's sole focus is on the analysis of and investment in individual companies. Walter Scott does not use benchmark indices as a tool for active portfolio management. Traditional benchmark indices, however, may be helpful in measuring investment returns, and the fund's investment returns generally will be compared to those of the  MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted, market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. While the MSCI EAFE Index excludes stocks of Canadian companies, the fund may invest in such stocks.

Although the fund's investments will be focused among the major developed markets of the world, excluding the United States, the fund may invest up to 20% of its assets in emerging markets.

Walter Scott believes that a patient investment approach is necessary to give the companies in which the fund invests an opportunity to realize their growth potential and to allow for compounding of returns. Accordingly, it is expected that the fund typically will maintain a low annual portfolio turnover rate.

Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. Walter Scott may reduce the weighting of a stock held by the fund if it becomes overweighted as determined by Walter Scott.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, and foreign currencies), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The currency exposure of the fund's portfolio may be substantially unhedged to the U.S. dollar, but, at times, Walter Scott may seek to manage currency risk by hedging a portion of the fund's currency exposure to the U.S. dollar.

The fund's investment adviser is Dreyfus. Dreyfus has engaged its affiliate, Walter Scott, as the fund's sub-investment adviser to provide day-to-day management of the fund's investments.

Dreyfus International Value Fund

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund ordinarily invests most of its assets in securities of foreign companies that Dreyfus considers to be value companies. Foreign companies are those companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States.

The fund typically invests in companies in at least ten foreign countries, and limits its investments in any single company to no more than 5% of its assets at the time of purchase. The fund invests principally in common stocks, but the fund's stock investments also may include preferred stocks and convertible securities, including those purchased in IPOs.

The fund's investment approach is value oriented and research driven. In selecting stocks, the fund's portfolio managers identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors:

• value, or how a stock is valued relative to its intrinsic worth based on traditional value measures;

• business health, or overall efficiency and profitability as measured by return on assets and return on equity; and

• business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio managers' expectations.

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Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

The fund's investment adviser is Dreyfus.

Dreyfus/Newton International Equity Fund

The fund seeks long-term growth of capital. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks (such as convertible preferred stocks, warrants and convertible bonds) of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund's net assets will be invested in countries represented in the MSCI EAFE Index, the fund's benchmark. The fund may invest up to 25% of its net assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% in emerging market countries. The MSCI EAFE Index, a free-float adjusted market capitalization index, measures the equity market performance of developed markets, excluding the U.S. and Canada. As of December 31, 2013, the MSCI EAFE Index consisted of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Newton Capital Management Limited (Newton), an affiliate of Dreyfus, is the fund's sub-investment adviser. Newton is an active investment manager that selects stocks within a global framework. The core of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton's global analysts research investment opportunities by global sector rather than by region.

Idea generation

The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable economic, industrial, or social trends, typically though not exclusively global, that Newton believes will positively affect certain sectors or industries and cause stocks within these to outperform others. Such themes may include:

• key trends in economic variables, such as a country's gross domestic product, inflation and interest rates;

• demographic or social trends and their effects on companies, countries, markets and industries;

• investment themes, such as the expected impact of technology and globalization on industries and brands;

• governmental policy;

• relative valuations of equities, bonds and cash investments; and

• long-term trends in currency movements

Newton then identifies specific companies, through fundamental global sector and stock research, using these investment themes to help focus the search on areas where the thematic and strategic research indicates superior returns are likely to be achieved.

Research-led

Newton conducts fundamental analysis of investment opportunities on a global basis and uses cross comparisons of companies all over the world to identify securities Newton believes will outperform globally. In conducting its fundamental analysis, Newton's analysts search for attractively priced companies with good products and strong management that they perceive to possess a sustainable competitive advantage. Newton conducts an initial screening of the universe of stocks by reviewing, among other factors, a company's price-to-earnings ratios, positive earnings momentum, earnings per share growth expectations, and earnings stability. Newton also utilizes a variety of valuation techniques, which include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis.

Sell decisions for individual stocks will typically be a result of one or more of the following:

• a change in investment theme or strategy

• profit-taking

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• a significant change in the prospects of a company

• price movement and market activity have created an extreme valuation

• the valuation of a company has become expensive against its peers

Team-based

Newton's culture encourages all investment professionals to contribute to the data as they observe trends they believe will have an influence on global markets. The close interaction among Newton's global sector analysts, regional specialists and global portfolio managers is designed to capture their best ideas and to reflect them effectively and consistently for the fund's portfolio.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, and foreign currencies) and forward contracts, as a substitute for investing directly in an underlying asset or currency, to increase returns, to manage currency risk, or as part of a hedging strategy. The fund also may invest in exchange-traded funds (ETFs).

The fund's investment adviser is Dreyfus. Dreyfus has engaged its affiliate, Newton, as the fund's sub-investment adviser to provide day-to-day management of the fund's investments.

Dreyfus Global Emerging Markets Fund

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries. This investment objective and the policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index (MSCI® EM Index), the fund's benchmark index. The MSCI® EM Index is a free float-adjusted, market-capitalization-weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America, and the Middle East. The fund also may invest in companies organized or with their principal place of business, or majority of assets or business, in developed markets and pre-emerging markets, also known as frontier markets. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, depositary receipts, and warrants, including those purchased in IPOs or shortly thereafter. The fund may invest in equity securities of companies with any market capitalization.

Newton, an affiliate of Dreyfus, is the fund's subadviser. Newton employs a fundamental bottom-up investment process that emphasizes quality (i.e., stock fundamentals and strength of balance sheet), return on capital employed (i.e., stocks achieving a good return on capital through the market cycle) and governance (i.e., well-managed companies that prioritize shareholder interests). The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that Newton believes will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. Such themes may include:

• key trends in economic variables, such as a country's gross domestic product, inflation and interest rates;

• demographic or social trends and their effects on companies, countries, markets and industries;

• investment themes, such as the expected impact of technology and globalization on industries and brands;

• governmental policy;

• relative valuations of equities, bonds and cash investments; and

• long-term trends in currency movements.

Newton then identifies specific companies, through fundamental global sector and stock research, using investment themes to help focus the search on areas where the thematic and strategic research indicates positive returns are likely to be achieved. Newton conducts an initial screening of the universe of stocks by reviewing, among other factors, a company's price-to-earnings ratios, positive earnings momentum, earnings per share growth expectations, and earnings stability. Newton also utilizes a variety of valuation techniques, which include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis. The fund's portfolio managers then select the stocks believed to be most attractive based on this evaluation. Newton's culture encourages all investment professionals to contribute to the data as they observe trends they believe will have an influence on global markets.

The fund's portfolio managers typically will consider selling a security as a result of one or more of the following:

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• a change in investment theme or strategy;

• profit-taking;

• a significant change in the prospects of the company;

• price movement and market activity have created an excessive valuation; or

• unfavorable relative risk/reward balance versus other opportunities.

At times, the fund may engage in short-term trading.

The fund may, but is not required to, use derivative or other strategic instruments, principally options, futures and options on futures (including those relating to stocks, indices and foreign currencies), contracts for difference, forward contracts and swap agreements (including total return swaps), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the fund. To the extent such instruments have similar economic characteristics to equity securities as described in the fund's policy with respect to the investment of 80% of its net assets, these investments will be considered investments included within such policy. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indices or currencies. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Contracts for difference generally are used to obtain long or short exposure to securities or a securities index without owning or taking physical custody of such securities. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price. Although not a principal investment strategy, the fund may invest in ETFs and may lend its portfolio securities to seek to generate additional return.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

The fund's investment adviser is Dreyfus. Dreyfus has engaged its affiliate, Newton, as the fund's sub-investment adviser to provide day-to-day management of the fund's investments.

Dreyfus Emerging Asia Fund

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of companies that are located or principally traded in Asian emerging market countries and other investments that are tied economically to Asian emerging markets. Asian countries considered by the fund to have emerging markets currently include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The fund invests principally in common stock, but its stock investments also may include preferred stocks, convertible securities and warrants, including those purchased in IPOs or shortly thereafter.

The fund is not required to invest in a minimum number of Asian emerging market countries, and, at times, the fund may invest a substantial portion of its assets in a single Asian emerging market country. To determine where the fund invests, the portfolio managers analyze several factors, including:

• economic and political trends in Asian emerging market countries

• the current financial condition and future prospects of individual companies and sectors in the Asian emerging markets

• the valuation of one company, sector or market relative to that of another

The portfolio managers generally seek companies with accelerated earnings outlooks and whose share prices appear to be reasonably valued relative to their growth potential. Characteristics of such companies include high-quality corporate governance, management with a commitment to increasing shareholder value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals and long-term vision. The fund may invest in securities of companies of any market capitalization. The fund's benchmark is the MSCI Emerging Markets Asia Index.

The fund expects that its direct investments generally will be in securities listed on exchanges. The fund, however, may gain exposure to certain issuers and markets, such as India, Vietnam and the A shares market of China, by investing in participatory notes issued by banks, broker/dealers and other financial institutions or other structured or derivative

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instruments that are designed to replicate, or otherwise provide exposure to, the performance of such issuers and markets. The fund also may invest in depositary receipts, such as American Depositary Receipts and Global Depositary Receipts, which represent indirect ownership interest in publicly-traded securities of non-U.S. issuers. The fund may purchase depositary receipts through a sponsored facility, which is established jointly by the issuer of the underlying security and a depositary, or an unsponsored facility, which is established without participation by the issuer of the underlying security.

Many of the securities in which the fund invests are denominated in foreign currencies. To protect the fund against potential depreciation of such foreign currencies versus the U.S. dollar, the fund may engage in currency hedging.

The fund typically sells a stock when the reasons for buying it no longer apply, the company begins to show deteriorating fundamentals or appears less likely to benefit from the current market and economic environment, or the holding no longer meets the portfolio managers' strategic objectives.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), swap agreements and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The fund also may invest in pooled investment vehicles, such as ETFs, in order to provide exposure to certain equity markets while maintaining liquidity.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

The fund's investment adviser is Dreyfus. Dreyfus has engaged its affiliate, Hamon Asian Advisors Limited, as the fund's sub-investment adviser to provide day to day management of the fund's investments.

Dreyfus Emerging Markets Fund

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies organized, or with a majority of assets or business, in emerging market countries. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country. The fund invests principally in common stocks, but its stock investments also may include preferred stocks and convertible securities, including those purchased in IPOs or shortly thereafter.

In selecting stocks, the portfolio managers identify potential investments through extensive quantitative and fundamental research using a value-oriented, research-driven approach. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors:

• value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

• business health, or overall efficiency and profitability as measured by return on assets and return on equity

• business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase near-term or mid-term

The fund considers emerging market countries to be generally all countries represented by the MSCI EM Index. The MSCI EM Index is a market-capitalization weighted index designed to measure the equity performance of emerging market countries in Europe, Latin America and the Pacific Basin.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio managers' expectations.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

The fund's investment adviser is Dreyfus.

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Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

An investment in the fund is subject to the following principal risks:

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the Dreyfus Investment Committee to allocate effectively the fund's assets among the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal. The underlying funds may not achieve their investment objectives, and their performance may be lower than that of the overall performance of the international asset class. The fund typically invests in a number of different underlying funds; however, to the extent the fund invests a significant portion of its assets in a single underlying fund, the fund will be more sensitive to the risks associated with that underlying fund and any investments in which that underlying fund concentrates.

• Conflicts of interest risk. The fund's investment adviser, The Dreyfus Corporation, or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the Dreyfus Investment Committee recommends asset allocations among the underlying funds, each of which pays advisory fees at different rates to The Dreyfus Corporation or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

The fund is subject to the same principal risks as the underlying funds in which it invests, which are summarized below. For more information regarding these and other risks of the underlying funds, see the prospectus for the specific underlying fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company's products or services, or factors that affect the company's particular industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price. In particular, countries with emerging markets may have relatively unstable governments, may present the risk of sudden adverse government or regulatory action and even nationalization of businesses, may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.

• Frontier market risk. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets,

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greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid-, or large-cap stocks, it will assume the associated risks. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities, particularly those of issuers located in emerging markets, may have greater exposure to liquidity risk than domestic securities.

In addition to the principal risks described above, the fund, through its investment in the underlying funds, is subject to the following additional risks.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Risks of concentrating investments in Asian emerging markets. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuations, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports, and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments. Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments, such as forward contracts and over-the-counter options, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because many derivatives have a leverage component, adverse changes in the value or

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level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives. These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open. If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contract, if any. By setting aside assets equal to only its net obligations, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Future rules and regulations of the Securities and Exchange Commission may impact the fund's operations as described in this prospectus.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Depositary receipts risk. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt. In addition, holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities.

• ETF risk. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

• Warrants risk. Warrants are subject to the same market risk as stocks, but may be more volatile in price. An investment in warrants would not entitle the fund to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

• Forward commitments risk. The purchase or sale of securities on a forward commitment basis means delivery and payment take place at a future date at a predetermined price. When purchasing a security on a forward commitment

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basis, the fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value.

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund and each underlying fund could invest some or all of its assets in the securities of U.S. issuers, U.S. Treasury securities and money market securities. Although the fund or underlying fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund or underlying fund may not achieve its investment objective.

To the extent an underlying fund invests in fixed-income securities, such investments will be subject primarily to interest rate and credit risks. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, to the extent the underlying fund invests in bonds, the underlying fund’s share price. The longer the effective maturity and duration of these investments, the more likely the underlying fund’s share price will react to changes in interest rates. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, and includes the possibility that any of the underlying fund’s fixed-income investments will have its credit rating downgraded. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

At times, the underlying funds may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the respective underlying fund’s after-tax performance. From time to time, an underlying fund may experience relatively large purchases or redemptions due to asset allocation decisions made by The Dreyfus Corporation or its affiliates for their clients, including the fund, which may increase such transaction costs.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $265 billion in 167 mutual fund portfolios. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's semiannual report for the six-month period ended April 30, 2013. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $27.6 trillion in assets under custody and administration and $1.6 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Investment allocation decisions for the fund are made by the Dreyfus Investment Committee, which currently is comprised of Richard B. Hoey and Keith L. Stransky, CFA. Mr. Hoey, as a member of the Dreyfus Investment Committee, has managed the fund since its inception in 2007, and Mr. Stransky, as a member of the Dreyfus Investment Committee, has managed the fund with Mr. Hoey since July 2009. Mr. Hoey is Chief Economist of Dreyfus and Chief Economist and Senior Vice President of BNY Mellon. He joined Dreyfus in 1991 as chief economist. Mr. Stransky is Chief Investment Officer (traditional) and Senior Portfolio Manager for EACM Advisors LLC, an affiliate of Dreyfus, where he has been employed since 1983. He also is employed by Dreyfus.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are

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separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares,  you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment  goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more  (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice. Shareholders who received Class A shares in exchange for Class T shares of the fund may be eligible for lower sales charges. See the SAI for further details.

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	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-
No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

• "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor

• investors who purchase Class A shares directly through the fund's distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

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• investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that has entered into an agreement with the fund's distributor. Financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee

• investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to administering employment-based stock plans. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-based stock plan to establish the account

• members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

• participants in certain Health Savings Account programs

• employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments (Retirement Plans), but not including IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from Retirement Plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

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• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies of the institutional investor.

CDSC Waivers

The fund's CDSC on Class A and C shares may be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

• redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions by Retirement Plans

Buying and Selling Shares

Dreyfus calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. The fund's assets consist primarily of shares of the underlying funds, which are valued at their respective NAVs. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Forward currency contracts will be valued at the forward rate obtained from an independent pricing service approved by the fund's board. ETFs will be valued at their market price. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail.

Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

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IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction. In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. The minimum initial investment for IRAs is $750, with no minimum subsequent investment. The minimum initial investment for education savings accounts is $500, with no minimum subsequent investment. The minimum initial and subsequent investment for Dreyfus automatic investment plans is $100. Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

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IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction. Institutional Direct accounts are not eligible for online services.

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.dreyfus.com or through Dreyfus Express® automated account access system, there is a $100,000 per day limit.

If the fund has your bank account information on file, you may request a wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum) and proceeds will be wired or sent by electronic check, as applicable, to your bank account. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.

Automatically. You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and Privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, Privileges and other shareholder services.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely

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affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at

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advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

If the fund invests all of its assets in shares of the underlying funds, its distributable income and gains will normally consist entirely of distributions from the underlying funds' income and gains and losses on the dispositions of shares of underlying funds. A portion of any qualified dividends received by the fund from an underlying fund may be designated as qualified dividend income as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

High portfolio turnover  and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund  when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

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Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semi-annual or annual period, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Wire Redemption and Dreyfus TeleTransfer Privileges

To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege. To purchase additional shares of your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege. You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative. Shares held in an education savings account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges. Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges initiated online.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Dreyfus Express® Voice-Activated Account Access

You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System. You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®. Certain requests require the services of a representative.

26

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended October 31,
Class A Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	9.78	9.38	10.16	9.45	7.59
Investment Operations:
Investment income —net[a]	.17	.16	.09	.09	.16
Net realized and unrealized gain (loss) on investments	1.89	.42	(.73)	.86	1.96
Total from Investment Operations	2.06	.58	(.64)	.95	2.12
Distributions:
Dividends from investment income--net	(.15)	(.18)	(.14)	(.12)	(.26)
Dividends from net realized gain on investments	-	-	-	(.12)	-
Total Distributions	(.15)	(.18)	(.14)	(.24)	(.26)
Net asset value, end of period	11.69	9.78	9.38	10.16	9.45
Total Return (%)[b]	21.29	6.39	(6.47)	10.18	28.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.40	.41	.40	.40	1.89
Ratio of net expenses to average net assets[c]	.34	.41	.24	.30	.37
Ratio of net investment income to average net assets[c]	1.64	1.70	.90	.92	2.01
Portfolio Turnover Rate	10.28	30.63	16.15	20.78	36.68
Net Assets, end of period ($ x 1,000)	8,702	8,675	10,310	7,701	4,578
[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. [c] Amounts do not include the activity of the underlying funds.

27

Financial Highlights (cont'd)

	Year Ended October 31,
Class C Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	9.69	9.35	10.10	9.38	7.54
Investment Operations:
Investment income —net[a]	.05	.17	.01	.08	.14
Net realized and unrealized gain (loss) on investments	1.92	.34	(.71)	.78	1.90
Total from Investment Operations	1.97	.51	(.70)	.86	2.04
Distributions:
Dividends from investment income--net	(.01)	(.17)	(.05)	(.02)	(.20)
Dividends from net realized gain on investments	-	-	-	(.12)	-
Total Distributions	(.01)	(.17)	(.05)	(.14)	(.20)
Net asset value, end of period	11.65	9.69	9.35	10.10	9.38
Total Return (%)[b]	20.33	5.65	(7.01)	9.21	27.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	1.63	1.47	1.48	1.63	3.33
Ratio of net expenses to average net assets[c]	1.10	1.17	.70	1.07	1.12
Ratio of net investment income to average net assets[c]	.47	1.71	.13	.85	1.76
Portfolio Turnover Rate	10.28	30.63	16.15	20.78	36.68
Net Assets, end of period ($ x 1,000)	186	116	109	69	84
[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. [c] Amounts do not include the activity of the underlying funds.

	Year Ended October 31,
Class I Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	9.81	9.39	10.18	9.47	7.61
Investment Operations:
Investment income —net[a]	.21	.18	.11	.11	.01
Net realized and unrealized gain (loss) on investments	1.89	.44	(.74)	.86	2.12
Total from Investment Operations	2.10	.62	(.63)	.97	2.13
Distributions:
Dividends from investment income--net	(.19)	(.20)	(.16)	(.14)	(.27)
Dividends from net realized gain on investments	-	-	-	(.12)	-
Total Distributions	(.19)	(.20)	(.16)	(.26)	(.27)
Net asset value, end of period	11.72	9.81	9.39	10.18	9.47
Total Return (%)	21.69	6.82	(6.33)	10.34	28.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.04	.06	.05	.05	.24
Ratio of net expenses to average net assets[b]	.04	.06	.04	.04	.08
Ratio of net investment income to average net assets[b]	1.94	1.91	1.07	1.10	.16
Portfolio Turnover Rate	10.28	30.63	16.15	20.78	36.68
Net Assets, end of period ($ x 1,000)	470,634	462,450	475,017	352,131	163,611
[a] Based on average shares outstanding at each month end. [b] Amounts do not include the activity of the underlying funds.

28

NOTES

29

For More Information

Dreyfus Diversified International Fund

A series of Dreyfus Premier Investment Funds, Inc.
SEC file number: 811-6490

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2014 MBSC Securities Corporation 6209P0314A

Dreyfus Satellite Alpha Fund

Prospectus March 1, 2014 As Revised March 17, 2014

Class	Ticker
A	DSAAX
C	DSACX
I	DSAIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	6
Investment Risks	14
Management	20
Shareholder Guide

Choosing a Share Class	22
Buying and Selling Shares	25
General Policies	27
Distributions and Taxes	28
Services for Fund Investors	29
Financial Highlights	31
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 18 of this prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	none	none	none
Distribution (12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)	18.84	18.97	18.49
Acquired fund (underlying funds) fees and expenses+	1.07	1.07	1.07
Total annual fund and acquired funds operating expenses	19.91	20.79	19.56
Fee waiver and/or expense reimbursement**	(18.31)	(18.44)	(18.21)
Total annual fund and acquired funds operating expenses (after fee waiver and/or expense reimbursement)	1.60	2.35	1.35

+Acquired fund fees and expenses are incurred indirectly by the fund as a result of its investments in underlying funds.

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

**The fund’s investment adviser, The Dreyfus Corporation, has contractually agreed, until March 1, 2015, to assume the expenses of the fund so that the total annual fund and underlying funds operating expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.35%. On or after March 1, 2015, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$728	$4,052	$6,458	$9,956
Class C	$338	$3,859	$6,427	$10,036
Class I	$137	$3,623	$6,168	$9,916

1

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$728	$4,052	$6,458	$9,956
Class C	$238	$3,859	$6,427	$10,036
Class I	$137	$3,623	$6,168	$9,916

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 29.93% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally allocates its assets among other mutual funds advised by The Dreyfus Corporation that provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies. The fund also may invest in unaffiliated funds, including exchange-traded funds (ETFs), which may or may not be registered under the Investment Company Act of 1940, as amended (1940 Act), and certain other securities, generally when the desired economic exposure to a particular asset category or investment strategy is not available through a fund advised by The Dreyfus Corporation or its affiliates. The funds advised by The Dreyfus Corporation or its affiliates and the unaffiliated funds, including the ETFs, in which the fund invests are referred to as underlying funds. The fund's portfolio managers seek to deliver "alpha" by investing in satellite asset categories and investment strategies which generally have a lower correlation with the broad U.S. stock and bond markets. The underlying funds are selected by the Dreyfus Investment Committee based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The Dreyfus Corporation seeks to diversify the fund's investments by including underlying funds that emphasize, but are not limited to, the following asset categories and/or investment strategies: global equity, global fixed-income, global real estate, commodities, inflation protection, international and emerging markets, and currencies.

The Dreyfus Investment Committee determines the underlying funds. The underlying funds and the fund's ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the underlying funds as of the date of this prospectus were as follows:

Underlying Funds	Ranges
Dreyfus Global Absolute Return Fund	0% to 35%
Dreyfus Inflation Adjusted Securities Fund	0% to 35%
Dreyfus International Bond Fund	0% to 35%
Dreyfus Global Real Estate Securities Fund	0% to 35%
Dreyfus Natural Resources Fund	0% to 35%
Dreyfus Global Emerging Markets Fund	0% to 25%
Dreyfus Emerging Markets Debt Local Currency Fund	0% to 35%
Dreyfus Emerging Markets Fund	0% to 25%
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

An investment in the fund is subject to the following principal risks:

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the Dreyfus Investment Committee to allocate effectively the fund's assets among the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal. The underlying funds may not achieve their investment objectives, and their performance may be lower than that of the overall performance of the stock and bond markets. The fund typically invests in a number of different underlying funds; however, to the extent the fund invests a significant portion of its assets in a single underlying fund, the fund will be more sensitive to the risks associated with that underlying fund and any investments in which that underlying fund concentrates.

2

• Conflicts of interest risk. The fund's investment adviser, The Dreyfus Corporation, or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the Dreyfus Investment Committee recommends asset allocations among the underlying funds, each of which pays advisory fees at different rates to The Dreyfus Corporation or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

• Alternative asset categories and investment strategies risk. Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund's performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

• Correlation risk. Although the fund seeks to deliver returns that are not typically representative of the broad market by allocating its assets among satellite asset categories or investment strategies, there can be no guarantee that the performance of the underlying funds or the fund will have a low correlation to that of traditional asset classes under all market conditions.

The fund is subject to the same principal risks as the underlying funds in which it invests, which are summarized below. For more information regarding these and other risks of the underlying funds, see the prospectus for the specific underlying fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

• Frontier market risk. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than those of domestic securities.

3

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q3, 2010: 9.40% Worst Quarter Q3, 2011: -8.05%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/13)
Class	1 Year	Since Inception (7/15/09)
Class A returns before taxes	-5.11%	5.17%
Class A returns after taxes on distributions	-5.26%	4.84%
Class A returns after taxes on distributions and sale of fund shares	-2.77%	4.36%
Class C returns before taxes	-1.13%	5.78%
Class I returns before taxes	.90%	6.85%
MSCI® World Index reflects no deduction for fees, expenses or taxes	26.68%	15.24%*
*For comparative purposes, the value of the index on June 30, 2009 is used as the beginning value on July 15, 2009.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). Investment allocation decisions for the fund are made by the Dreyfus Investment Committee, which currently is comprised of Richard B. Hoey, Chief Economist of Dreyfus and The Bank of New York Mellon Corporation, and Keith L. Stransky, CFA, Chief Investment Officer (traditional) and Senior Portfolio Manager for EACM Advisors LLC, an affiliate of Dreyfus. The Committee has managed the fund since its inception in 2009.

Purchase and Sale of Fund Shares

In general, for each share class the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

4

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5

Fund Details

Goal and Approach

The fund seeks long-term capital appreciation. The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally allocates its assets among other mutual funds advised by Dreyfus that provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies. The fund also may invest in unaffiliated funds, including exchange-traded funds (ETFs), which may or may not be registered under the Investment Company Act of 1940, as amended (1940 Act), and certain other securities, generally when the desired economic exposure to a particular asset category or investment strategy is not available through a fund advised by Dreyfus or its affiliates. The funds advised by Dreyfus or its affiliates and the unaffiliated funds, including the ETFs, in which the fund invests are referred to as underlying funds. The fund's portfolio managers seek to deliver "alpha" by investing in satellite asset categories and investment strategies which generally have a lower correlation with the broad U.S. stock and bond markets. The underlying funds are selected by the Dreyfus Investment Committee based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. Dreyfus seeks to diversify the fund's investments by including underlying funds that emphasize, but are not limited to, the following asset categories and/or investment strategies: global equity, global fixed-income, global real estate, commodities, inflation protection, international and emerging markets, and currencies.

The Dreyfus Investment Committee determines the underlying funds. The underlying funds and the fund's ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the underlying funds as of the date of this prospectus were as follows:

Underlying Funds	Ranges
Dreyfus Global Absolute Return Fund	0% to 35%
Dreyfus Inflation Adjusted Securities Fund	0% to 35%
Dreyfus International Bond Fund	0% to 35%
Dreyfus Global Real Estate Securities Fund	0% to 35%
Dreyfus Natural Resources Fund	0% to 35%
Dreyfus Global Emerging Markets Fund	0% to 25%
Dreyfus Emerging Markets Debt Local Currency Fund	0% to 35%
Dreyfus Emerging Markets Fund	0% to 25%

The underlying funds have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. A portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The Dreyfus Investment Committee will rebalance the fund's investments in the underlying funds at least annually, but may do so more often in response to market conditions. Any changes to the underlying funds or allocation weightings may be implemented over a reasonable period of time so as to minimize disruptive effects and added costs to the underlying funds. The Dreyfus Investment Committee has the discretion to change the underlying funds as well as add additional funds when the committee deems it necessary. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load.

The fund will not invest more than 25% of its investable assets in the aggregate in Dreyfus Global Emerging Markets Fund and Dreyfus Emerging Markets Fund.

Description of the Underlying Funds

The fund pursues its goal by normally allocating its assets among a mix of underlying funds, which in turn may invest directly in securities as described below.

Dreyfus Global Absolute Return Fund

The fund seeks total return. To pursue its goal, the fund uses a variety of investment strategies, sometimes referred to as absolute return strategies, to produce returns with low correlation with, and less volatility than, major markets over a

6

complete market cycle, typically a period of several years. The fund is not managed to a benchmark index. Accordingly, the fund seeks to provide returns that are largely independent of market moves.

The fund normally invests in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers. The fund ordinarily invests in at least five countries. The fund may invest up to 30% of its net assets in emerging market issuers and considers emerging market countries to be those included in the Morgan Stanley Capital International Emerging Markets Index. The fund will seek to achieve investment exposure to global equity, bond and currency markets primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. The fund also will invest in fixed-income securities, such as bonds, notes (including structured notes), and money market instruments, to provide exposure to bond markets and for liquidity and income, as well as hold cash. The fund may invest in bonds and other fixed-income securities of any maturity or duration, and invests principally in bonds and other fixed-income securities rated investment grade. The fund is not limited in its ability to invest in a specific asset class, such as equity or fixed-income, or to use derivative instruments. The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization. The fund's investments may be denominated in U.S. dollars, euros, Japanese yen or the local currency of issue.

The fund's portfolio managers seek to deliver value added excess returns ("alpha") by applying a systematic investment process that seeks to exploit relative misvaluation opportunities across and within equity, bond and currency markets. Active investment decisions to take long or short positions in individual country, equity, bond and currency markets, as well as allocations to cash, are driven by this systematic investment process and seek to capitalize on opportunities within and among the capital markets of the world. To construct a portfolio of long and short positions, the portfolio managers calculate the expected returns for the asset classes in such countries and then evaluate the relative value of stock and bond markets across equity markets, across bond markets, and among currencies and cash. The fund's portfolio managers have considerable latitude in allocating the fund's assets and in selecting derivative instruments and securities to implement the fund's investment approach, and there is no limitation as to the amount of fund assets required to be invested in any one asset class. The fund's portfolio will not have the same characteristics as its performance baseline benchmark — the Citibank 30-Day Treasury Bill Index. The portfolio managers also assess and manage the overall risk profile of the fund's portfolio.

The portfolio managers update, monitor and follow buy or sell recommendations from proprietary investment models of the fund's sub-investment adviser, Mellon Capital Management Corporation (Mellon Capital). The models can recommend selling a security if the relative attractiveness deteriorates or its valuation becomes excessive or risk associated with the security increases significantly. The model also may recommend selling a security if an event occurs that contradicts the models' rationale for owning it, such as deterioration in the issuer's fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere.

For allocation among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market level expected returns. The portfolio managers tend to favor markets in countries that have attractive valuations on a risk adjusted basis.

For allocation among bond markets, the portfolio managers use proprietary models to identify temporary mispricings among global bond markets. The most relevant long-term bond yield within each country serves as the expected return for each bond market. The portfolio managers tend to favor countries whose bonds have been identified as priced to offer greater return for bearing inflation and interest rate risks.

The portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued and underweight exposure to currencies that are overvalued based on real interest rates, purchasing power parity, and other proprietary measures.

The portfolio managers determine the relative value of various asset classes, such as equities, bonds, currencies and cash, by comparing the assets' expected returns, risk and correlation and by incorporating relevant macroeconomic regime information. When assessing relative valuation among asset classes, the portfolio managers measure the "risk premium" for each asset class and determine the extent to which there is an increased expected return for having investment exposure to an asset class that is perceived to be riskier. The portfolio managers then determine the allocation of the fund's assets among the global equity, bond and currency markets and cash.

The fund may use to a significant degree derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts, swap agreements (including total return swap agreements), options on swap agreements, and hybrid instruments (typically structured notes), as a substitute for investing directly in equities, bonds or currencies in connection with its investment strategy. The fund also may use such derivatives as part of a hedging strategy or for other purposes related to the management of the fund. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred

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to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indexes or currencies. When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. If such segregated assets represent a large portion of the fund's portfolio, portfolio management may be affected as covered positions (including those related to the fund's short sales) may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The fund also may purchase or sell securities on a forward commitment (including "TBA" (to be announced)) basis. These transactions involve a commitment by the fund to purchase or sell particular securities with payment and delivery taking place at a future date and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

The fund may "sell short" securities and other instruments. In a short sale, for example, the fund sells a security it has borrowed, with the expectation that the security will decline in value. The fund's potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Short-selling is considered "leverage" and may involve substantial risk. The fund also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. When the fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. The portfolio managers also may employ financial instruments, such as futures, options, forward contracts, swap agreements and other derivative instruments, as an alternative to selling a security short.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

The fund's investment adviser is Dreyfus. Dreyfus has engaged its affiliate, Mellon Capital, as the fund's sub-investment adviser to provide day-to-day management of the fund's portfolio.

Dreyfus Inflation Adjusted Securities Fund

The fund seeks returns that exceed the rate of inflation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed securities. These are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. The inflation-indexed securities issued by the U.S. Treasury and some foreign government issuers, for example, accrue inflation into the principal value of the bond. Other issuers may pay out the Consumer Price Index accruals as part of a semi-annual coupon.

The fund primarily invests in high quality, U.S. dollar-denominated, inflation-indexed securities. To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation which are rated investment grade or the unrated equivalent as determined by Dreyfus. Such other fixed-income securities may include: U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities.

Credit ratings are determined by independent rating organizations that analyze and evaluate a bond issuer's, and/or any credit enhancer's, credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer's, and/or any credit enhancer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

The fund seeks to keep the average effective duration of its portfolio at two to ten years. The fund may invest in individual fixed-income securities of any maturity or duration. The fund may adjust its portfolio holdings or average effective duration based on actual or anticipated changes in interest rates or credit quality. Duration is an indication of an investment's "interest rate risk," or how sensitive an investment or the fund's portfolio may be to changes in interest rates. Generally, the longer a fund's duration, the more it will react to interest rate fluctuations and the greater its long-term risk/return potential.

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The portfolio managers buy and sell fixed-income securities based on valuation and changes in outlook for interest rates and inflation. Fixed-income securities with valuations expected to cheapen may be sold, while those offering more attractive valuation for the expected interest rate environment are potential buy candidates.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, foreign currencies, indexes and interest rates), forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate risk, to manage the effective duration or maturity of the fund's portfolio, or as part of a hedging strategy. The fund may enter into swap agreements, such as interest rate swaps and credit default swaps, which can be used to transfer the interest rate or credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

The fund's investment adviser is Dreyfus.

Dreyfus International Bond Fund

The fund seeks to maximize total return through capital appreciation and income. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The fund also normally invests at least 65% of its assets in non-U.S. dollar denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets. The fund ordinarily invests in at least five countries other than the U.S. and, at times, may invest a substantial portion of its assets in a single foreign country. The fund invests principally in bonds, but its fixed-income investments also may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed-income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest up to 25% of its assets in emerging markets generally and up to 5% of its assets in any single emerging market country. The fund may invest in securities of issuers in emerging markets of any credit quality, including those rated or determined to be below investment grade quality.

Generally, the fund seeks to maintain a portfolio with an average credit quality of investment grade (i.e., Baa/BBB or higher). The fund, however, may invest up to 25% of its assets in securities (not including securities of emerging market issuers) rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by Dreyfus, at the time of purchase. The fund will not invest in securities rated lower than B at the time of purchase. The foregoing restrictions on securities rated below investment grade do not apply to the fund's investments in securities of emerging markets issuers. There are no restrictions on the dollar-weighted average maturity or average effective duration of the fund's portfolio or on the maturities or durations of the individual fixed-income securities the fund may purchase.

The fund's portfolio managers focus on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasize the use of an interest rate forecasting strategy. The portfolio managers look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The portfolio managers select securities for the fund's portfolio by:

• using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policies, and the credit quality of government debt

• focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors

The fund's portfolio managers have considerable latitude in determining whether to hedge the fund's currency exposure and the extent of any such hedging. The fund currently intends to hedge some, but not necessarily all, of its foreign currency exposure. The currency exposure of the fund's portfolio may be substantially unhedged to the U.S. dollar, but, at times, the portfolio managers may seek to manage currency risk and may find opportunities to add value by hedging a portion of the fund's currency exposure to the U.S. dollar. The fund's foreign currency strategy may include the use of a

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proprietary model designed to measure the currency risk in the fund's portfolio and actively manage the fund's hedged and unhedged currency exposure relative to the U.S. dollar. The portfolio managers have discretion as to whether to use the proprietary model.

The fund's portfolio managers typically will sell a security if they believe it is overvalued from a valuation standpoint, another sector becomes relatively more attractive, and/or they expect fundamentals to deteriorate.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign securities and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risks, or as part of a hedging strategy. The fund may enter into swap agreements, such as interest rate swap agreements and credit default swap agreements, which can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit. A credit default swap agreement is a derivative instrument whereby the buyer makes fixed, periodic premium payments to the seller in exchange for being made whole on an agreed-upon amount of principal should the specified reference entity (i.e., the issuer of a particular security) experience a "credit event" (e.g., failure to pay interest or principal, bankruptcy or restructuring). The fund also may invest in collateralized debt obligations (CDOs), which include collateralized loan obligations and other similarly structured securities. To enhance current income, the fund may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

The fund's investment adviser is Dreyfus.

Dreyfus Global Real Estate Securities Fund

The fund seeks to maximize total return consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in publicly-traded equity securities of companies principally engaged in the real estate sector. The fund considers a company to be "principally engaged" in the real estate sector if at least 50% of the company's total revenues or earnings are derived from or at least 50% of the market value of its assets are attributed to the development, ownership, construction, management or sale of real estate, as determined by CenterSquare Investment Management, Inc. (CenterSquare), the fund's sub-investment adviser. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

The fund normally invests in a global portfolio of equity securities of real estate companies, including real estate investment trusts (REITs) and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Under normal market conditions, the fund expects to invest at least 40% of its assets in companies whose principal place of business is located outside the United States, and will invest in at least 10 different countries (including the United States). Although the fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries, and may invest in equity securities of companies of any market capitalization, including smaller companies. The fund's benchmark is the FTSE European Public Real Estate Association/National Association of Real Estate Investment Trusts Developed Index (FTSE EPRA/NAREIT Developed Index), a market capitalization weighted index of exchange-listed real estate companies and REITs worldwide.

In selecting investments for the fund's portfolio, CenterSquare uses a proprietary approach to quantify investment opportunity from both a real estate and stock perspective. Generally, CenterSquare combines top-down real estate research and its relative value model securities valuation process. In conducting its bottom-up research, CenterSquare engages in an active analysis process that includes regular and direct contact with the companies in the fund's investable universe. These research efforts are supported with extensive sell side and independent research. Through the use of the proprietary relative value model, CenterSquare seeks to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management- related uncertainties, such as the impact on value of:

• leverage;

• growth rate;

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• market capitalization; and

• property type.

The relative value model process is based on arbitrage pricing theory and is used by CenterSquare to establish sector and company financial models which are used to evaluate the validity of a stock's premium or discount to net asset value relative to its peers.

CenterSquare develops a buy/sell price range for each security in its universe. Barring a shift in circumstances that would promote a change in the sale price, the company systematically sells securities that reach their price targets.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

The fund's investment adviser is Dreyfus. Dreyfus has engaged its affiliate, CenterSquare, as the fund's sub-investment adviser to provide day-to-day management of the fund's investments.

Dreyfus Natural Resources Fund

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of companies in the natural resources and natural resources related sectors. Generally, these are companies principally engaged in owning or developing natural resources, or supplying goods, technology and services relating to natural resources. These companies may include, for example, companies involved either directly or through subsidiaries in exploring, mining, drilling, refining, processing, transporting, distributing, fabricating, dealing in, or owning natural resources, and companies providing environmental services. There are no prescribed limits on the weightings of securities in any particular natural resources sector or in any individual company, and the fund may invest in companies of any market capitalization. The fund typically will invest in equity securities of U.S.-based companies, but may invest up to 45% of its total assets in foreign securities (i.e., issued by companies organized under the laws of countries other than the U.S.), including emerging market securities. The fund may invest in securities the terms of which are related to the market value of a natural resource, commodity or related index. The fund invests principally in common stocks, but its stock investments also may include preferred stocks, warrants and convertible securities, including those purchased in initial public offerings (IPOs), and American Depositary Receipts (ADRs), which are U.S. dollar-denominated securities that represent indirect ownership of securities issued by foreign companies. The fund also may invest in securities issued by exchange-traded funds (ETFs) which generally are designed to provide investment results corresponding to an index.

Natural resources include, but are not limited to, precious metals (e.g., gold, platinum and silver), ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases) and other sources (including alternative sources) of energy, chemicals, paper and forest products, farming products, real estate, food, textile and tobacco products, and other basic commodities.

The fund invests in growth and value stocks, and typically will maintain exposure to the major natural resources sectors. Using fundamental research and direct management contact, the portfolio managers seek stocks of companies with strong positions in their natural resources sector, sustained achievement records and strong financial condition. The portfolio managers also look for special situations, such as corporate restructurings, turnarounds or management changes, that could increase the stock price.

The fund typically sells a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance or when a stock is fully valued by the market. The fund may also sell a stock to secure gains, limit losses or redeploy assets into more promising opportunities.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

The fund's investment adviser is Dreyfus.

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Dreyfus Emerging Markets Debt Local Currency Fund

The fund seeks to maximize total return. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities. These instruments consist primarily of emerging markets government bonds and currency forward exchange contracts. The fund's emerging market bond investments may include bonds and other debt issued by governments, their agencies and instrumentalities, or by central banks, corporate debt securities and other fixed-income securities or instruments that provide investment exposure to emerging market debt. The fund may enter into forward contracts, futures and options contracts and swap agreements with respect to emerging market currencies to provide economic exposure similar to investments in sovereign and corporate emerging market debt.

Emerging market countries generally are those countries defined as having an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, as well as any other country the portfolio managers believe has an emerging economy or market. The emerging market countries in which the fund may invest currently include, but are not limited to, Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Uruguay. The fund's benchmark is the JPMorgan Government Bond Index–Emerging Markets Diversified (GBI-EM Diversified), an unmanaged index that tracks local currency bonds issued by emerging market governments. The GBI-EM Diversified index consists of regularly traded, liquid fixed-rate, local currency government bonds and includes only those countries that give access to their capital markets to foreign investors.

In choosing investments, the fund's portfolio managers employ an investment process that uses in depth fundamental country and currency analysis disciplined by proprietary quantitative valuation models. A "top down" analysis of macroeconomic, financial and political variables guides country and currency allocation. The portfolio managers also consider other market technicals and the global risk environment. The portfolio managers seek to identify shifts in country fundamentals and consider the risk adjusted attractiveness of currency and duration returns for each emerging market country.

The fund is not restricted as to credit quality when making investments in debt securities. Emerging market countries in which the fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, the corporate or other privately issued debt securities in which the fund may invest may be rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. There are no restrictions on the average maturity of the fund's portfolio or on the maturities of the individual debt securities the fund may purchase. Debt securities in which the fund may invest may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund's portfolio managers typically will sell a security if they believe it is overvalued from a valuation standpoint, another sector becomes relatively more attractive, and/or they expect fundamentals to deteriorate.

The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures (including those relating to securities, foreign currencies, indexes and interest rates), forward contracts, swaps (including interest rate and credit default swaps), options on swaps, and other credit derivatives, as a substitute for investing directly in debt securities and currencies, to increase returns, to manage credit or interest rate risk, to manage the effective maturity or duration of the fund's portfolio, as part of a hedging strategy, or for other purposes related to the management of the fund. To the extent that the fund invests in derivative instruments with economic characteristics similar to bonds and other debt instruments of emerging markets issuers, the value of such investments will be included for purposes of the fund's 80% investment policy. Swap agreements can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

The fund's investment adviser is Dreyfus.

Dreyfus Global Emerging Markets Fund

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or

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other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries. This investment objective and the policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index (MSCI® EM Index), the fund's benchmark index. The MSCI® EM Index is a free float-adjusted, market-capitalization-weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America, and the Middle East. The fund also may invest in companies organized or with their principal place of business, or majority of assets or business, in developed markets and pre-emerging markets, also known as frontier markets. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, depositary receipts, and warrants, including those purchased in IPOs or shortly thereafter. The fund may invest in equity securities of companies with any market capitalization.

Newton Capital Management Limited (Newton), an affiliate of Dreyfus, is the fund's subadviser. Newton employs a fundamental bottom-up investment process that emphasizes quality (i.e., stock fundamentals and strength of balance sheet), return on capital employed (i.e., stocks achieving a good return on capital through the market cycle) and governance (i.e., well-managed companies that prioritize shareholder interests). The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that Newton believes will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. Such themes may include:

• key trends in economic variables, such as a country's gross domestic product, inflation and interest rates;

• demographic or social trends and their effects on companies, countries, markets and industries;

• investment themes, such as the expected impact of technology and globalization on industries and brands;

• governmental policy;

• relative valuations of equities, bonds and cash investments; and

• long-term trends in currency movements.

Newton then identifies specific companies, through fundamental global sector and stock research, using investment themes to help focus the search on areas where the thematic and strategic research indicates positive returns are likely to be achieved. Newton conducts an initial screening of the universe of stocks by reviewing, among other factors, a company's price-to-earnings ratios, positive earnings momentum, earnings per share growth expectations, and earnings stability. Newton also utilizes a variety of valuation techniques, which include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis. The fund's portfolio managers then select the stocks believed to be most attractive based on this evaluation. Newton's culture encourages all investment professionals to contribute to the data as they observe trends they believe will have an influence on global markets.

The fund's portfolio managers typically will consider selling a security as a result of one or more of the following:

• a change in investment theme or strategy;

• profit-taking;

• a significant change in the prospects of the company;

• price movement and market activity have created an excessive valuation; or

• unfavorable relative risk/reward balance versus other opportunities.

At times, the fund may engage in short-term trading.

The fund may, but is not required to, use derivative or other strategic instruments, principally options, futures and options on futures (including those relating to stocks, indices and foreign currencies), contracts for difference, forward contracts and swap agreements (including total return swaps), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the fund. To the extent such instruments have similar economic characteristics to equity securities as described in the fund's policy with respect to the investment of 80% of its net assets, these investments will be considered investments included within such policy. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indices or currencies. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to

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obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Contracts for difference generally are used to obtain long or short exposure to securities or a securities index without owning or taking physical custody of such securities. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price. Although not a principal investment strategy, the fund may invest in exchange-traded funds (ETFs) and may lend its portfolio securities to seek to generate additional return.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

The fund's investment adviser is Dreyfus. Dreyfus has engaged its affiliate, Newton, as the fund's sub-investment adviser to provide day-to-day management of the fund's investments

Dreyfus Emerging Markets Fund

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies organized, or with a majority of assets or business, in emerging market countries. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country. The fund invests principally in common stocks, but its stock investments also may include preferred stocks and convertible securities, including those purchased in IPOs or shortly thereafter.

In selecting stocks, the portfolio managers identify potential investments through extensive quantitative and fundamental research using a value-oriented, research-driven approach. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors:

• value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

• business health, or overall efficiency and profitability as measured by return on assets and return on equity

• business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase near-term or mid-term

The fund considers emerging market countries to be generally all countries represented by the MSCI EM Index. The MSCI EM Index is a market-capitalization weighted index designed to measure the equity performance of emerging market countries in Europe, Latin America and the Pacific Basin.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio managers' expectations.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

The fund's investment adviser is Dreyfus.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

An investment in the fund is subject to the following principal risks:

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the Dreyfus Investment Committee to allocate effectively the fund's assets among the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal. The underlying funds

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may not achieve their investment objectives, and their performance may be lower than that of the overall performance of the stock and bond markets. The fund typically invests in a number of different underlying funds; however, to the extent the fund invests a significant portion of its assets in a single underlying fund, the fund will be more sensitive to the risks associated with that underlying fund and any investments in which that underlying fund concentrates.

• Conflicts of interest risk. The fund's investment adviser, The Dreyfus Corporation, or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the Dreyfus Investment Committee recommends asset allocations among the underlying funds, each of which pays advisory fees at different rates to The Dreyfus Corporation or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

• Alternative asset categories and investment strategies risk. Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund's performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

• Correlation risk. Although the fund seeks to deliver returns that are not typically representative of the broad market by allocating its assets among satellite asset categories or investment strategies, there can be no guarantee that the performance of the underlying funds or the fund will have a low correlation to that of traditional asset classes under all market conditions.

The fund is subject to the same principal risks as the underlying funds in which it invests, which are summarized below. For more information regarding these and other risks of the underlying funds, see the prospectus for the specific underlying fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company's products or services, or factors that affect the company's particular industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price. In particular, countries with emerging markets may have relatively unstable governments, may present the risk of sudden adverse government or regulatory action and even nationalization of businesses, may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.

• Frontier market risk. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets,

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greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in forgeign securities, particularly those of issuers located in emerging markets, may have greater exposure to liquidity risk than domestic securities.

In addition to the principal risks described above, the fund, through its investment in underlying funds, is subject to the following additional risks.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors in emerging market countries have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Natural resources sector risk. Investments in the natural resources and related sectors may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the fund invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors.

Securities of companies within specific natural resources sectors can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain natural resources

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sectors than others, the fund's performance may be more sensitive to developments which affect those sectors emphasized by the fund.

• Real estate sector risk. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values, defaults by mortgagors or other borrowers and tenants, increases in property taxes and operating expenses, overbuilding, fluctuations in rental income, changes in interest rates, possible lack of availability of mortgage funds or financing, extended vacancies of properties, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Equity REITs, which invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments, may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs, which invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments, may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended (1940 Act). Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid-, or large-cap stocks, it will assume the associated risks. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Other investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

• ETF risk. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause the bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's fixed-income portfolio, the more the fund's share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

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• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid, and more difficult to price accurately, than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid, causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

• Asset-backed securities risk. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments, such as swaps, forward contracts and over-the-counter options, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives. These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date: thus, the fund must set aside liquid assets equal to such derivatives contract’s full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open. If the derivatives contract provides for

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periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund’s daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contract, if any. By setting aside assets equal to only its net obligations, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Future rules and regulations of the Securities and Exchange Commission may impact the fund's operations as described in this prospectus.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Depositary receipts risk. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt. In addition, holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities.

• Warrants risk. Warrants are subject to the same market risk as stocks, but may be more volatile in price. An investment in warrants would not entitle the fund to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

• Forward commitments risk. The purchase or sale of securities on a forward commitment basis means delivery and payment take place at a future date at a predetermined price. When purchasing a security on a forward commitment basis, the fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value.

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund and each underlying fund could invest some or all of its assets in the securities of U.S. issuers, U.S. Treasury securities and money market securities. Although the fund or underlying fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund or underlying fund may not achieve its investment objective.

Certain underlying funds may seek to achieve their respective investment objectives by allocating their investments among various asset classes. The asset classes in which an underlying fund seeks investment exposure can perform differently from each other at any given time (as well as over the long term), so the underlying fund will be affected by

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its allocation among such asset classes. If an underlying fund favors exposure to an asset class during a period when that class underperforms, performance may be hurt

Investing by a fund in pooled investment vehicles may involve duplication of advisory fees and certain other expenses.

As a regulated investment company (RIC), a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. Certain underlying funds may gain exposure to local currency markets through forward currency contracts. Although foreign currency gains currently constitute qualifying income, the U.S. Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a RIC's foreign currency gains not "directly related" to its "principal business" of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of a fund's foreign currency-denominated positions as not qualifying income.

At times, the underlying funds may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the respective underlying fund's after-tax performance. From time to time, an underlying fund may experience relatively large purchases or redemptions due to asset allocation decisions made by Dreyfus or its affiliates for their clients, including the fund, which may increase such transaction costs.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $265 billion in 167 mutual fund portfolios. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's semiannual report for the six-month period ended April 30, 2013. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $27.6 trillion in assets under custody and administration and $1.6 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Investment allocation decisions for the fund are made by the Dreyfus Investment Committee, which has managed the fund since the fund's inception in 2009. The Dreyfus Investment Committee currently is comprised of Richard B. Hoey and Keith L. Stransky, CFA. Mr. Hoey is Chief Economist of Dreyfus and Chief Economist and Senior Vice President of BNY Mellon. He joined Dreyfus in 1991 as chief economist. Mr. Stransky is Chief Investment Officer (traditional) and Senior Portfolio Manager for EACM Advisors LLC, an affiliate of Dreyfus, where he has been employed since 1983. He also is employed by Dreyfus.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for

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recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares,  you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment  goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more  (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice.

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-
No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

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Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

• "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor

• investors who purchase Class A shares directly through the fund's distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

• investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that has entered into an agreement with the fund's distributor. Financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee

• investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to administering employment-based stock plans. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-based stock plan to establish the account

• members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

• participants in certain Health Savings Account programs

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• employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments (Retirement Plans), but not including IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from Retirement Plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies of the institutional investor.

CDSC Waivers

The fund's CDSC on Class A and C shares may be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

• redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

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• redemptions by Retirement Plans

Buying and Selling Shares

Dreyfus calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. The fund's assets consist primarily of shares of the underlying funds, which are valued at their respective NAVs. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Forward currency contracts will be valued at the forward rate obtained from an independent pricing service approved by the fund's board. ETFs will be valued at their market price. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail.

Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

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If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction. In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. The minimum initial investment for IRAs is $750, with no minimum subsequent investment. The minimum initial investment for education savings accounts is $500, with no minimum subsequent investment. The minimum initial and subsequent investment for Dreyfus automatic investment plans is $100. Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

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If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction. Institutional Direct accounts are not eligible for online services.

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.dreyfus.com or through Dreyfus Express® automated account access system, there is a $100,000 per day limit.

If the fund has your bank account information on file, you may request a wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum) and proceeds will be wired or sent by electronic check, as applicable, to your bank account. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.

Automatically. You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and Privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, Privileges and other shareholder services.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

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More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any

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losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively. If the fund invests all of its assets in shares of the underlying funds, its distributable income and gains will normally consist entirely of distributions from the underlying funds' income and gains and losses on the dispositions of shares of underlying funds. A portion of any qualified dividends received by the fund from an underlying fund may be designated as qualified dividend income as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

High portfolio turnover  and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund  when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semi-annual or annual period, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to

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read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Wire Redemption and Dreyfus TeleTransfer Privileges

To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege. To purchase additional shares of your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege. You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative. Shares held in an education savings account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges. Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges initiated online.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Dreyfus Express® Voice-Activated Account Access

You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System. You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®. Certain requests require the services of a representative.

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Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

		Year Ended October 31,
Class A Shares	2013	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.31	15.34	15.51	13.85	12.50
Investment Operations:
Investment income--net[b]	.20	.08	.20	.18	.00[c]
Net realized and unrealized gain on investments	.47	.28	.03	1.48	1.35
Total from Investment Operations	.67	.36	.23	1.66	1.35
Distributions:
Dividends from investment income--net	(.20)	(.19)	(.40)	(.00)[c]	-
Dividends from net realized gain on investments	-	(.20)	-	(.00)[c]	-
Total Distributions	(.20)	(.39)	(.40)	(.00)[c]	-
Net asset value, end of period	15.78	15.31	15.34	15.51	13.85
Total Return (%)[d]	4.37	2.61	1.41	12.09	10.80[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	18.84	16.16	18.57	37.30	100.93[g]
Ratio of net expenses to average net assets[f]	.53	.44	.54	.53	.50[g]
Ratio of net investment income to average net assets[f]	1.32	.54	1.27	1.24	.08[g]
Portfolio Turnover Rate	29.93	83.66	52.02	56.19	4.35[e]
Net Assets, end of period ($ x 1,000)	321	399	550	192	162

[a] From July 15, 2009 (commencement of operations) to October 31, 2009.

[b] Based on average shares outstanding at each month end.

[c] Amount represents less than $.01 per share.

[d] Exclusive of sales charge.

[e] Not annualized.

[f] Amounts do not include the expenses of the underlying funds.

[g] Annualized.

31

Financial Highlights (cont'd)

		Year Ended October 31,
Class C Shares	2013	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.17	15.19	15.36	13.82	12.50
Investment Operations:
Investment income (loss)--net[b]	.12	(.04)	.10	.07	(.03)
Net realized and unrealized gain on investments	.43	.30	.01	1.47	1.35
Total from Investment Operations	.55	.26	.11	1.54	1.32
Distributions:
Dividends from investment income--net	(.09)	(.08)	(.28)	-	-
Dividends from net realized gain on investments	-	(.20)	-	(.00)[c]	-
Total Distributions	(.09)	(.28)	(.28)	(.00)[c]	-
Net asset value, end of period	15.63	15.17	15.19	15.36	13.82
Total Return (%)[d]	3.56	1.86	.63	11.24	10.56[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	19.72	17.57	19.48	37.80	104.02[g]
Ratio of net expenses to average net assets[f]	1.28	1.19	1.29	1.28	1.25[g]
Ratio of net investment income (loss) to average net assets[f]	.80	(.30)	.63	.48	(.67)[g]
Portfolio Turnover Rate	29.93	83.66	52.02	56.19	4.35[e]
Net Assets, end of period ($ x 1,000)	74	118	125	84	70

[a] From July 15, 2009 (commencement of operations) to October 31, 2009.

[b] Based on average shares outstanding at each month end.

[c] Amount represents less than $.01 per share.

[d] Exclusive of sales charge.

[e] Not annualized.

[f] Amounts do not include the expenses of the underlying funds.

[g] Annualized.

32

Financial Highlights (cont'd)

		Year Ended October 31,
Class I Shares	2013	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.38	15.40	15.56	13.86	12.50
Investment Operations:
Investment income--net[b]	.19	.12	.27	.34	.01
Net realized and unrealized gain (loss) on investments	.52	.29	(.01)	1.37	1.35
Total from Investment Operations	.71	.41	.26	1.71	1.36
Distributions:
Dividends from investment income--net	(.25)	(.23)	(.42)	(.01)	-
Dividends from net realized gain on investments	-	(.20)	-	(.00)[c]	-
Total Distributions	(.25)	(.43)	(.42)	(.01)	-
Net asset value, end of period	15.84	15.38	15.40	15.56	13.86
Total Return (%)	4.68	2.90	1.61	12.35	10.88[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	18.49	16.46	18.93	37.32	106.59[f]
Ratio of net expenses to average net assets[e]	.28	.19	.29	.28	.25[f]
Ratio of net investment income to average net assets[e]	1.22	.79	1.77	2.20	.34[f]
Portfolio Turnover Rate	29.93	83.66	52.02	56.19	4.35[d]
Net Assets, end of period ($ x 1,000)	128	74	83	115	58

[a] From July 15, 2009 (commencement of operations) to October 31, 2009.

[b] Based on average shares outstanding at each month end.

[c] Amount represents less than $.01 per share.

[d] Not annualized.

[e] Amounts do not include the expenses of the underlying funds.

[f] Annualized.

33

For More Information

Dreyfus Satellite Alpha Fund

A series of Dreyfus Premier Investment Funds, Inc.
SEC file number: 811-6490

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2014 MBSC Securities Corporation 6256P0314A